EXHIBIT 10.4


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                       CARNEGIE INTERNATIONAL CORPORATION
                             1998 STOCK OPTION PLAN


         1. Purpose. The purpose of this 1998 STOCK OPTION PLAN ("Plan") is to further the interests of CARNEGIE INTERNATIONAL CORPORATION (the "Company") by providing incentives for directors, officers and employees of the Company or a subsidiary who may designated for participation therein and to provide additional means of attracting and retaining competent personnel. The options granted hereunder may be Incentive Stock Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Non-Qualified Stock Options which are not intended to be Incentive Stock Options.

         2. Administration. The Plan shall be administered by committee of not less than two (2) directors appointed by the Board of Directors of the Company (the "Committee"). Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and to any options granted thereunder, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee shall vote upon or decide any matter relating to himself or a member of his immediate family or to any of his rights or benefits (or rights or benefits of a member of his immediate family) under the Plan. The Board may remove members, add members and fill vacancies on the Committee from time to time. No member of the Board or the Committee shall be liable for any action made in good faith with respect to the Plan or any options granted hereunder.

         3. Limitation on Aggregate Shares; Adjustments. The Company has reserved 2,000,000 shares of its common stock, no par value (the "Shares"), for issuance upon the exercise of options granted under this Plan. If any option granted under the Plan shall terminate, be forfeited or expire unexercised, in whole or in part, the Shares so released from option shall be available for future options granted under the Plan. The Company shall reserve and keep available such number of Shares as will satisfy the requirements of all outstanding options granted under the Plan. Appropriate adjustment shall be made to the number of Shares available for the grant of options and the number of Shares which are subject to outstanding options granted under this Plan in order to give effect to any stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of this Plan by the Board of Directors of the Company. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

         4. Grant of Options.

              (a) The Committee shall determine and designate from time to time those directors, officers and employees of the Company or a subsidiary of the Company to whom options are to be granted and who thereby become participants in the Plan. The Committee may grant to such participants options to purchase Shares in such amounts as the Committee shall from time to time determine. Participation in the Plan shall not confer any right of continuation of service as an employee of the Company or of any subsidiary.



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              (b) The granting of an option shall take place only when a written
Option Agreement substantially in the form of Exhibit A hereto is executed by the Company and the participant and delivered to the participant. All options under this Plan shall be evidenced by such written Option Agreement between the Company and the optionee. Such Option Agreement shall contain such further terms and conditions, not inconsistent with the foregoing, related to the grant or the time or times of exercise of options as the Committee shall prescribe.

         5. Option Exercise Price.

              (a) In the case of Incentive Stock Options, the option exercise price per Share shall be Fair Market Value of the common stock of the Company on the date preceding the date of grant, except that if the grantee then owns stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a "Ten Percent Shareholder"), the option exercise price per Share shall be one hundred and ten percent (110%) of Fair Market Value.

              (b) In the case of Non-Qualified Stock Options, the option exercise price per Share shall be the price determined by the Committee in its discretion.

              (c) The term "Fair Market Value" shall mean (i) if the common stock of the Company is listed on any established national or regional stock exchange, or quoted on the National Association of Security Dealers Automated Quotation System, or publicly traded in an established securities market, the closing price on such exchange or system or in such market and (ii) if there is no such closing price, the mean between the highest bid and lowest asked price on such date or the closest date to the date of grant that such bid and asked prices are available.

         6. Exercise Period. Each option granted under the Plan will expire on the 10th anniversary of the date the option was granted except (i) as otherwise specified by the Committee in the Option Agreement, or (ii) on the 5th anniversary of the date the option was granted in the case of a Ten Percent Shareholder.

         7. Limitation Upon Transfer of Options. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution. Options shall be exercisable only by the optionee during his or her lifetime and only in the manner set forth herein. Options may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer an option, or to assign, pledge, hypothecate or otherwise dispose of an option in violation of this provision, or upon the levy of any attachment or similar process upon such option or such rights, this option shall immediately lapse and become null and void.



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         8. Termination of Options.

              (a) In the event of the termination of employment or other relationship of an optionee (including a director) for any reason other than death, all unexercised options of the optionee will terminate, be forfeited and will lapse unless such options are exercised by the optionee (or his or her personal representative) within 90 days after the optionee's employment or other relationship with the Company is terminated.

              (b) In the vent of the death of an optionee, the option may be exercised by the personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the optionee, within one year after the death of the optionee.

         9. Exercise of Options. To exercise an option, the optionee (or his or her successor) shall give written notice to the Company's Secretary at the Company's principal place of business accompanied by full payment for the Shares being purchased and a written statement that the Shares are purchased for investment and not with a view toward distribution; however, this statement will not be required in the event the Shares subject to the option are registered under the Securities Act of 1933, as amended. If the option is exercised by the successor of an optionee following his or her death, proof shall be submitted, satisfactory to the Committee, of the right of the successor to exercise such deceased optionee's option.

         10. Manner of Payment. An Optionee may pay the option price for the Shares being purchased upon exercise of the option either (i) in cash or by check made payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares on the date of exercise equals the option price for the Shares being purchased, or (iii) a combination of (i) and (ii) above. The Company shall have the right to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair Market Value equal to the amount of any taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

         11.  Shares  Certificates.   Certificates  representing  Shares  issued
pursuant to this Plan which have not been registered under the Securities Act of 1933 shall bear a legend to the following effect:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred unless registered under the provisions of that Act or if an exemption from registration is available."

         The  Company   shall  not  be  required  to  transfer  or  deliver  any
certificate or certificates  for Shares purchase upon any exercise of an option:
(i) until after compliance with


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all then  applicable  requirements  of law;  and (ii) prior to admission of such
Shares to listing on any stock exchange on which the Company's outstanding Shares may then be listed. In no event shall the Company be required to issue fractional Shares to an optionee.

         12. Registration. If the Company shall be advised by its counsel that Shares deliverable upon any exercise of an option are required to be registered under the Securities Act of 1933, or that the consent of any other authority is required for their issuance, the Company may effect such registration or obtain such consent, and delivery of the Shares by the Company may be deferred until such registration is effected or consent obtained.

         13. Issuance of Shares. No Shares shall be issued until full payment such Shares has been made. An optionee shall have no rights as a shareholder with respect to optioned Shares until the date the option shall have been properly exercised and all conditions to the exercise of the option and purchase of Shares shall have been complied with in all respects to the satisfaction of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such option is exercised, except as otherwise provided herein.

         14. Amendments and Termination. The Board of Directors may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the holder of any option granted hereunder, alter or impair such option, except as provided in this Plan.

         15. Period of Plan.

              (a) The Plan has been adopted by the Board of Directors on, and, subject to subsection (b) hereof, the Plan shall be effective as of, July 15, 1998. Unless extended or earlier terminated by the Board of Directors, the Plan shall continue in effect until, and shall terminate on, the tenth anniversary of the effective date of the Plan. Unless so extended no additional options may be granted on or after the tenth anniversary of the effective date hereof.

              (b) The effectiveness of all options granted under this Plan are subject to the approval of this Plan by the shareholders of the Company within 12 months after the date this Plan was adopted by the Board of Directors, as specified above.



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                                                                       EXHIBIT A



                       CARNEGIE INTERNATIONAL CORPORATION
                           1998 STOCK OPTION AGREEMENT

         THIS  AGREEMENT  is made this ____ day  of_____________,  19__,  by and
between  CARNEGIE  INTERNATIONAL   CORPORATION,   a  Colorado  corporation  (the
"Company"), and _____________________________ (the "Optionee).

         WHEREAS, the Board of Directors of the Company considers it desirable and in the Company's interest that the Optionee be given an opportunity to purchase its shares of common stock, no par value ("Shares"), pursuant to the terms and conditions of the Company's 1998 Stock Option Plan (the "Plan") to provide an incentive for the Optionee and to promote the interests of the Company.

         NOW, THEREFORE, it is agreed as follows:

         1. Grant of Option. The Company hereby grants to Optionee an option to purchase from the Company ________________ Shares ("Option Shares") at the exercise price per Share set forth below. Subject to earlier expiration or termination of the option granted hereunder, this option shall expire on the 10th anniversary of the date hereof.

         2. Period of Exercise of Option. The Optionee shall be entitled to exercise the Option granted hereunder to purchase that number of Option Shares on and after the date and at the exercise price set forth below:

   Exercise Date              No. of Shares             Exercise Price Per Share





in each case, together with the number of Option Shares which Optionee was theretofore entitled to purchase.

         3. Additional Exercise Periods.

              (a) In the event of the death of the Optionee, the option may be exercised to the extent it was exercisable on the date of death by the personal representative, administrator or a person who acquired the right to exercise any such option by bequest, inheritance or death of the


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Optionee,  within one year after the date of death of the  Optionee.  After such period, this option will terminate, be forfeited and lapse.

              (b) In the event of the termination of the Optionee's employment for any reason other than death, the option may be exercised by the Optionee to the extent that it was exercisable on the date of termination of the Optionee's employment within ninety (90) days after such termination. After such period this Option will terminate, be forfeited and lapse.

         4. Method of Exercise. In order to exercise the options granted hereunder, Optionee must give written notice to the Secretary of the Company at the Company's principal place of business, substantially in the form of Exhibit A hereto, accompanied by full payment of the exercise price for the Option Shares being purchased, in accordance with the terms and provisions of the Plan.

         5. Manner of Payment. An Optionee may pay the option price for Shares purchased upon exercise of this Option either (i) in cash or by check payable to the order of the Company, (ii) with Shares of the Company, to the extent the Fair Market Value of such Shares on the date of exercise equals the option price for the Shares purchased, (iii) with options to purchase Shares to the extent of the difference between the exercise price of such options and the Fair Market Value of the Shares subject to such options (i.e., the spread) or (iv) a combination of (i), (ii) and (iii) above. The Company shall have the right to withhold and deduct from the number of Shares deliverable upon the exercise of any options hereunder a number of Shares having an aggregate Fair Market Value equal to the amount of taxes and other charges that the Company is obligated to withhold or deduct from amounts payable to the participant.

         6. Limitation upon Transfer. This Option may not be transferred by the Optionee other than by will and the laws of descent and distribution as stated above, may not be assigned, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. This Option is exercisable only by the Optionee during his or her lifetime, and only in the manner set forth herein. Upon any attempt to transfer this Option, or to assign, pledge, hypothecate or otherwise dispose of this Option in violation of this provision, or upon the levy of any attachment or similar process upon such Option or such rights, this Option shall immediately lapse and become null and void.

         7. Plan; Applicable Law. This Option Agreement is subject in all respects to the provisions of the Plan, a copy of which has been provided to the Optionee. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, excluding its provisions relating to conflicts of laws.



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         IN WITNESS  WHEREOF,  the  parties  have caused  this  Agreement  to be executed as of the date first above written.

                                       CARNEGIE  INTERNATIONAL  CORPORATION


                                       By:_____________________________(SEAL)


                                       OPTIONEE:


                                       ________________________________(SEAL)


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                                                                       EXHIBIT A


                           Date:_____________________

Secretary
CARNEGIE  INTERNATIONAL  CORPORATION

To the Secretary:

         I hereby exercise my option to purchase ______________ shares of common stock, no par value ("Shares"), of Carnegie International Corporation accordance with the terms set forth in the Carnegie International Corporation 1998 Stock Option Agreement.

         In full payment for such exercise, please find enclosed

         |_| check in the amount of $____________

         |_| Shares having a Fair Market Value of $__________

I authorize the Company to withhold a number of Shares equal to any withholding obligation applicable to me.

                                       Very truly yours,


                                       -----------------------------------

                                       -----------------------------------
                                                   Print Name



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